SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 1, 2001
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                         EMC CORPORATION
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   (Exact name of registrant as specified in its charter)


Massachusetts                  1-9853                   No. 04-2680009
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(State or other jurisdiction   (Commission             (I.R.S. Employer
of incorporation)               File Number)         Identification No.)



35 Parkwood Drive, Hopkinton, MA                         01748
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(Address of principal executive offices)                (zip code)



Registrant's telephone number, including area code: (508)435-1000
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                           N/A
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(Former Name or Former Address, if changed since last report)





Item 5.  Other Events.
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     On February 1, 2001, EMC Corporation and McDATA
Corporation issued a press release announcing the establishment of a "when-issued" trading market for McDATA
Class A common stock.  The press release is attached as
Exhibit 99 to this Current Report on Form 8-K.

Item 7.  Financial Statements Pro Forma Financial Information and Exhibits
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     (c) Exhibits

       99    EMC Corporation Press Release issued February 1, 2001.







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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            EMC CORPORATION



                            By: /s/ Paul T. Dacier
                               ---------------------------
                               Paul T. Dacier
                               Senior Vice President and General Counsel




Date:  February 1, 2001





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                        EXHIBIT INDEX

Exhibit No.        Description
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99             Press Release issued February 1, 2001.